UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): December 23, 2013

CHINA MEDIA GROUP CORPORATION

(Exact Name of Registrant as Specified in Charter)

Texas	5813	75-3016844
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

No. 55 Jalan Snuker 13/28, Tadisma Business Park, Section 13, 40100 Shah Alam, Selangor, Malaysia	n/a
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	Tel: +60355197079 Fax: +60355190839

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

As announced in the Form 8K filed on October 29, 2013, China Media Group Corporation ("CMG" or the "Company") ("Purchaser") and Samata Ventures Sdn Bhd and Clixster Sdn. Bhd. (jointly referred to as the "Vendors") entered into a conditional conditional Sale and Purchase Agreement ("SP Agreement") for the Purchaser to acquire 63.2% equity interests in Clixster Mobile Sdn Bhd ("Clixster Mobile") from the Vendors.

As announced in the Form 8K filed on December 2, 2013, the parties to the SP Agreement entered into a supplemental agreement to extend the long stop date in the SP Agreement from November 30, 2013 to December 23, 2013.

On December 23, 2013, the parties to the SP Agreement entered into a second supplemental agreement to extend the long stop date in the SP Agreement from November 30, 2013 to January 31, 2014.

The Second Supplemental Agreement is attached hereto in Exhibit 10.1.

Exhibit	Description	Location
Exhibit 10.1	Second Supplemental Agreement	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 24, 2013	CHINA MEDIA GROUP CORPORATION

By: /s/ MOHD MAHYUDIN ZAINAL
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Name: MOHD MAHYUDIN ZAINAL
Title: President